EXHIBIT 10.10
FOURTH AMENDMENT TO THE
LSI INDUSTRIES INC. RETIREMENT PLAN
(Amended and Restated as of February 1, 2006)
This FOURTH AMENDMENT made as of this 19th day of August, 2009, by LSI Industries Inc. (hereinafter referred to as the “Corporation”).
W I T N E S S E T H:
WHEREAS, the Corporation maintains the LSI Industries Inc. Retirement Plan amended and restated as of February 1, 2006 (the “Plan”);
WHEREAS, Section 12.1 of the Plan allows the Corporation to modify or amend the Plan in whole or in part; and
WHEREAS, the Corporation desires to amend the Plan to reduce the amount of the Annual Employer Contribution from 4% to 2% for the Plan Year that begins on July 1, 2009 and ends on June 30, 2010 and for each Plan Year thereafter, unless subsequent amendments are made.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. Effective for the Plan Year ending June 30, 2010 and subsequent Plan Years, Section 4.3(a) is amended by adding a sentence at the end thereof to read as follows:
Except as provided in an Adoption Agreement, each Employer shall contribute for each Plan Year beginning on or after July 1, 2009, an amount equal to the sum of 2% of Annual Earnings plus 2% of Excess Earnings (hereinafter the “Annual Employer Contribution”) for such Plan Year paid by such Employer to each Participant who satisfies the requirements of Section 4.3(b).
2. Effective for the Plan Year ending June 30, 2010 and subsequent Plan Years, Section 4.3(c) is amended by adding a sentence at the end thereof to read as follows:
The allocation formula described above shall be amended by replacing “4%” each place it appears with “2%” effective for Plan Years ending on or after June 30, 2010.
3. Effective for the Plan Year ending June 30, 2010 and subsequent Plan Years, Section 5.3(b) is amended by adding a sentence at the end thereof to read as follows:
Effective for Plan Years beginning on or after July 1, 2009, this provision shall be applied on the basis of the Annual Employer Contribution being 2% of Annual Earnings plus 2% of Excess Earnings.

LSI Industries Inc. has signed this Fourth Amendment and otherwise ratifies and approves the Plan in all other respects on the date and year first above written.

LSI INDUSTRIES INC.
BY:

ITS: